                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               Amendment No. 2 to


                                    FORM 8K/A

                       Amendment to Application or Report
                    Filed pursuant to Section 12, 13 or 15(d)
                     of the Securities Exchange Act of 1934



                              BRE PROPERTIES, INC.
-------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



The undersigned hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K and Amendment No. 1 to Form 8-K/A as set forth in the pages attached hereto:

Item 7.  Financial statements, Pro Forma Information and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   BRE PROPERTIES, INC.


Date: April 23, 1997               By:   /s/ LeRoy E. Carlson
                                   ----------------------------------------
                                   LeRoy E. Carlson
                                   Executive Vice President and
                                   Chief Financial and Accounting Officer

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS
                              BRE PROPERTIES, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


     This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the year ended December 31, 1996, giving effect to the acquisition by BRE of Promontory Point Apartments, San Ramon, California for $43,700,000 (completed on December 31, 1996), as if this acquisition had occurred on January 1, 1996. In addition, the pro forma data assumes that this acquisition was financed in part with proceeds from BRE's lines of credit (totaling $150,000,000), as if such borrowings had occurred on January 1, 1996. In addition, this proforma statement of operations reflects the merger of BRE with Real Estate Investment Trust of California ("RCT") (the "Merger") completed on March 15, 1996 as if the Merger had occurred on January 1, 1996 and the acquisition of Foster's Landing Apartments (completed on September 27, 1996) as if the acquisition had occurred on January 1, 1996. In the opinion of management all adjustments necessary to present fairly such pro forma data have been made.

     The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the transition Form 10-K for the year ended December 31, 1996. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transactions occurred at the beginning of the period nor does it purport to indicate the results of future periods.

                              BRE PROPERTIES, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


                             BRE                               Subtotal    Foster's
                              As         RCT                     RCT       Landing
                           reported     period                  period      period
                          Year ended  January 1-  Pro forma   January 1-  January 1-   Pro forma
(In thousands, except      December    March 15,   Adjust-     March 15,   September    Adjust-
per share amounts)         31, 1996      1996       ments        1996      27, 1996      ments
--------------------------------------------------------------------------------------------------
Revenues:
  Rental                    $93,135     $7,956                  $7,956     $4,994
  Other                       8,516        503                     503         66
                          ------------------------------       -----------------------------------
                            101,651      8,459                   8,459      5,060
Expenses:
  Depreciation               13,283      1,159      (16)   (a)   1,143                    882  (d)
  Interest                   16,325      1,352      (41)   (b)   1,311                  2,878  (e)
  Other                      35,029      2,307      (92)   (c)   2,215      1,423
                          ------------------------------       -----------------------------------

                             64,637      4,818     (149)         4,669      1,423       3,760

Net Income before gain
on sales of investments      37,014      3,641      149          3,790      3,637      (3,760)
Gains on sales of
investments                  52,825
                          ------------------------------       -----------------------------------
Net income (Loss)           $89,839      3,641     $149         $3,790      3,637     ($3,760)
                          ------------------------------       -----------------------------------
                          ------------------------------       -----------------------------------
Net income per share          $2.94
                          ----------
                          ----------
Weighted average shares
outstanding                  30,520               2,226         2,226
                          ----------              ------       ------
                          ----------              ------       ------

                                        Promon-                Pro forma
                           Pro forma  tory Point              results of
                          results of    twelve                    the
                              the       months                acquisition
                          acquisition    ended    Pro forma       of
(In thousands, except     of Foster's  December    adjust-      Promon-   Pro forma
per share amounts           Landing     31,1996     ments     tory Point   results
------------------------------------------------------------------------------------
Revenues:
  Rental                    $ 4,994     $4,450                  $4,450    $110,535
  Other                          66        160                     160       9,245
                           ---------------------------------------------------------
                              5,060      4,610                   4,610     119,780
                           ---------------------------------------------------------
Expenses:
  Depreciation                  882                   874  (f)     874      16,182
  Interest                    2,878                 2,884  (g)   2,884      23,398
  Other                       1,423      1,272                   1,272      39,939
                           ---------------------------------------------------------
                              5,183      1,272      3,758        5,030      79,519
Net Income before gain
on sales of investments        (123)     3,338     (3,758)        (420)     40,261
Gains on sales of
investments                                                                 52,825
                           --------------------------------------------------------
Net income (Loss)             ($123)    $3,338    ($3,758)      ($ 420)     93,086
                           --------------------------------------------------------
                           --------------------------------------------------------
Net income per share                                                         $2.84
                                                                          ---------
                                                                          ---------
Weighted average shares
outstanding                                                                 32,746
                                                                          ---------
                                                                          ---------

See notes and assumptions to unaudited pro forma statement of operations.

                              BRE PROPERTIES, INC.
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(a) Increase in depreciation charges due to recording the properties acquired from RCT at BRE's purchase price, and the related depreciation utilizing an estimated useful life of 40 years and a cost basis of approximately $274 million (allocated 80% to buildings and improvements in accordance with BRE's accounting policies), as follows:


                                                       For the period
                                                  January 1- March 15, 1996
                                                  -------------------------

Pro forma depreciation expense on cost
 of depreciable assets acquired                                  $1,143
Less: RCT historical depreciation                                (1,159)
                                                  -------------------------
Pro forma adjustment                                                (16)
                                                  -------------------------
                                                  -------------------------

(b) Decrease in interest expense as follows:

                                                       For the period
                                                  January 1- March 15, 1996
                                                  -------------------------

Elimination of amortization of loan fees
 included in interest expense related to
 deferred loan fees eliminated by purchase
 accounting from RCT historical data                             $    41
                                                  -------------------------
Pro forma adjustment                                             $    41
                                                  -------------------------
                                                  -------------------------

(c) The net increase in other costs as a result of the Merger, including savings from internalizing property management, professional and trustee fees, franchise taxes, shareholder reporting and the elimination of corporate the office of RCT. Such savings are offset in part by reassessed property taxes and unit enhancement costs which were capitalized by RCT and are expensed by BRE. Amounts are derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commerical investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan.

    * Amounts are derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commercial investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan.

(d) Depreciation for the period January 1, 1996 to September 27, 1996, based upon a 40 year life and a purchase price of $58,800,000, of which $47,040,000 is allocated to depreciable improvements.

(e) Interest expense for the period January 1, 1996 to September 27, 1996, on borrowed funds of $58,800,000 under BRE's lines of credit at an interest
    rate of 6.6%.   If the interest rate were 1/8 of 1% higher or lower, the
    pro forma results would change as follows:



                                                With an          With a decrease
                                             increase in the     in the interest
                                             interest rate of    rate of  1/8 of
(in thousands, except per share)  As Stated     1/8 of 1%               1%
-----------------------------------------------------------------------------------
         Interest expense         $23,398        $23,453             $23,343
-----------------------------------------------------------------------------------
         Net income               $93,086        $93,031             $93,141
-----------------------------------------------------------------------------------
         Net income per share       $2.84          $2.84               $2.84
-----------------------------------------------------------------------------------



(f) Depreciation for the period January 1, 1996 to December 31, 1996, based upon a 40 year life and a purchase price of $43,700,000, of which $34,960,000 is allocated to depreciable improvements.

(g) Interest expense for the period January 1, 1996 to December 31, 1996, on borrowed funds of $43,700,000 under BRE's lines of credit at an interest rate of 6.6%. If the interest rate were 1/8 of 1% higher or lower, the pro forma results would change as follows:




                                                With an          With a decrease
                                             increase in the     in the interest
                                             interest rate of    rate of  1/8 of
(in thousands, except per share)  As Stated     1/8 of 1%               1%
-----------------------------------------------------------------------------------
         Interest expense         $23,398        $23,453             $23,343
-----------------------------------------------------------------------------------
         Net income               $93,086        $93,031             $93,141
-----------------------------------------------------------------------------------
         Net income per share       $2.84          $2.84               $2.84
-----------------------------------------------------------------------------------



The foregoing data constitutes forward-looking information. Certain of the pro forma adjustments are based on operating synergies and other cost savings expected to be realized from the Merger. The cost and timing of integrating the operations of the two companies are contingencies which are not fully within the control of Management. Accordingly, it cannot be estimated with any certainty as to when the expected cost savings will be realized, and there may be differences between the expected savings and the actual results, which differences could be material.

                           REPORT OF INDEPENDENT AUDITORS

To BRE Properties, Inc.

We have audited the accompanying statement of Gross Income and Direct Operating Expenses of Promontory Point Apartments for the year ended December 31, 1996. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the amendment to Form 8K filed by BRE Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of the Company's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Promontory Point Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       Ernst and Young, LLP

San Francisco, California
February 10, 1997

                             PROMONTORY POINT APARTMENTS

                              STATEMENT OF GROSS INCOME
                            AND DIRECT OPERATING EXPENSES

                         FOR THE YEAR ENDED DECEMBER 31, 1996

      (Amounts in thousands)
     GROSS INCOME
         Rental income . . . . . . . . . . . . . . . .         $4,450
         Other income... . . . . . . . . . . . . . . .            160
                                                          --------------
                                                                4,610
     DIRECT OPERATING EXPENSES - NOTE 2
         Property taxes. . . . . . . . . . . . . . . .            394
         Salaries and wages... . . . . . . . . . . . .            325
         Utilities . . . . . . . . . . . . . . . . . .            112
         Repairs and maintenance . . . . . . . . . . .            153
         Management fees . . . . . . . . . . . . . . .            163
         Insurance.... . . . . . . . . . . . . . . . .             60
         General and administrative. . . . . . . . . .             65
                                                          --------------
                                                                1,272
                                                          --------------

     TOTAL GROSS INCOME AND DIRECT OPERATING EXPENSES          $3,338
                                                          --------------
                                                          --------------

See report of independent auditors and accompanying notes to the statement of gross income and direct operating expenses.

                             PROMONTORY POINT APARTMENTS

                          NOTES TO STATEMENT OF GROSS INCOME
                            AND DIRECT OPERATING EXPENSES

                         FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICY

BRE Properties, Inc. ("BRE") acquired Promontory Point Apartments ("the Property") on December 31, 1996 from an unrelated party. The Property is a 400-unit apartment community located in San Ramon, California.

Expenditures for repairs, maintenance and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated useful life of the Property are capitalized.

NOTE 2.  BASIS OF PRESENTATION

The Statement of Gross Income and Direct Operating Expenses excludes the following expenses which are not comparable with those resulting from the proposed future operations of the Property:

-   Depreciation and amortization expense
-   Mortgage interest expense

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by BRE.

BRE has not provided for federal income taxes because it believes it qualifies as a real estate investment trust under Section 856-860 of the Internal Revenue Code and similar California statutes and distributes substantially all of its taxable income to its shareholders.

BRE is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.